(the “Fund”)
Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)
Supra Institutional Class Shares (AKRSX)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated November 28, 2024 to the
Summary Prospectus dated November 28, 2024

On February 1, 2025, the Fund will be permitted to invest up to 35% of its total assets in securities issued by foreign issuers.

The following disclosure is in effect until February 1, 2025:

Effective until February 1, 2025, the following disclosure replaces the existing disclosure that is contained under the first paragraph under the “Principal Investment Strategies” heading on page 2 of the Fund’s Summary Prospectus:

Under normal market conditions, the Fund invests primarily in securities of companies listed on U.S. stock exchanges. Investments consist primarily of common stocks of companies of any size market capitalization. The Fund may also invest in preferred stocks, warrants, options, and other equity-like instruments, such as partnership interests, limited liability company interests, business trust shares and rights, Real Estate Investment Trusts (“REITs”), and other securities that are convertible into equity securities. The Fund may invest up to 25% of its total assets in securities issued by foreign issuers, including in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and directly in foreign equity securities. Additionally, the Fund may participate in securities lending arrangements of up to 33-1/3% of its total asset value with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of July 31, 2024, 46.9% of the Fund’s net assets were invested in securities of issuers within the financial services sector.

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Please retain this Supplement with your Summary Prospectus.